SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 17, 2004

Avatech Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other

Jurisdiction of Incorporation)

001-31265 (Commission File Number)	84-1035353 (IRS Employer Identification No.)

11400 Cronridge Drive, Suite A, Owings Mills, Maryland (Address of Principal Executive Offices)	21117 (Zip Code)

(410) 581-8080

(Registrant’s telephone number)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits: The following exhibits are filed as part of this Current Report:

99.1	Press Release dated February 17, 2004.

Item 12.	Results of Operations and Financial Conditions.

Reference is made to the press release issued by the Registrant on February 17, 2004, the text of which is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Avatech Solutions, Inc.

Date: February 17, 2004	By: /s/ Beth O. MacLaughlin
Beth O. MacLaughlin Chief Financial Officer and Principal Accounting Officer